Other income (expenses), net	12 Months Ended
Dec. 31, 2022
Other Income Expenses Net
Other income (expenses), net

31.       Other income (expenses), net

	2022	2021	2020
Revenues
Revenue from grant, net	10,324	13,548	17,427
Fines on telecommunications services	72,903	58,793	37,490
Revenue on disposal of assets (ii)	23,747	2,711,535	5,375
Other revenue	62,256	65,482	-
Total Revenue	169,230	2,849,358	68,651
Expenses			128,943
FUST/FUNTTEL (i)	(151,485)	(134,962)
Taxes, fees and contributions	(1,526)	(2,274)	(133,378)
Provision for legal and administrative proceedings, net of reversal			(10,316)
	(219,241)	(248,987)	(290,789)
Expenses on disposal of assets (ii)	(23,443)	(1,942,791)	(13,538)
Other expenses	(21,906)	(22,573)	(32,776)
Other income (expenses), net	(417,601)	(2,351,587)	(480,797)

Other revenues (expenses), net	(248,371)	497,771	(351,854)

(i)	Representing the expenses incurred with contributions on the various telecommunications revenues due to ANATEL, according to current legislation.

(ii)	In 2021, it represents the revenue from the sale of 51% equity interest in I-Systems (formerly FiberCo) to IHS, which is composed of the (secondary) cash paid to TIM S.A. in the amount of R$ 1,096,294 and the fair value of the minority interest of 49% that remained with TIM S.A. in the amount of R$ 1,612,957.

In expenses, the amount of R$ 1,927,014 is represented by the net assets written-off at TIM S.A. and paid-in as share capital at I-Systems, in addition to the write-off of goodwill and deferred income tax related to goodwill due to the sale of 51% of I -Systems (formerly FiberCo). The gain on this transaction before income tax and social contribution was R$ 782,237. For further information, see Note 1.2.2.